Semiannual Report

SHORT-TERM BOND FUND

NOVEMBER 30, 2001

T. ROWE PRICE

TABLE OF CONTENTS
-----------------
Highlights                                                            1
Portfolio Manager's Report                                            2
   Economy and Interest Rates                                         2
   Performance Review                                                 3
   Strategy Review                                                    3
   Outlook                                                            4
Portfolio Highlights                                                  6
Performance Comparison                                                7
Financial Highlights                                                  8
Portfolio of Investments                                              9
Statement of Assets and Liabilities                                  17
Statement of Operations                                              18
Statement of Changes in Net Assets                                   19
Notes to Financial Statements                                        20
Annual Meeting Results                                               25

REPORTS ON THE WEB
------------------
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account at www.troweprice.com for more information.

HIGHLIGHTS
----------
o Amid economic weakness and stock market volatility, short-term bonds posted solid gains.
o The Short-Term Bond Fund's 6- and 12-month returns exceeded those of the Lehman Brothers benchmark and the Lipper peer group average.
o During the last six months, we increased holdings of mortgage-backed and other U.S. government securities in an effort to upgrade overall portfolio quality.
o As the economic outlook brightens, we will gradually restore our previous exposure to higher-yielding corporate and asset-backed sectors.

PERFORMANCE COMPARISON
----------------------
Periods Ended 11/30/01                     6 Months     12 Months
----------------------                     --------     ---------
Short-Term Bond Fund                         4.74%        10.21%
Lehman Brothers 1-3 Year
U.S. Government/Credit Index                 4.61         10.04
Lipper Short Investment-Grade
Debt Funds Average                           3.68          8.54

PRICE AND YIELD
---------------                            5/31/01      11/30/01
                                           -------      --------
Price Per Share                             $4.71         $4.80
Dividends Per Share
      For 6 months                           0.14          0.13
      For 12 months                          0.28          0.27
30-Day Dividend Yield *                      5.81%         5.16%
30-Day Standardized
Yield to Maturity                            5.49          4.35

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.

PORTFOLIO MANAGER'S REPORT
--------------------------
     The U.S. economy continued to weaken over the six months ended November 30, despite the Federal Reserve's aggressive short-term interest rate cuts. As investors fled the plummeting equity markets in favor of the perceived safe haven of high-quality bonds, your fund delivered superior gains from income and capital appreciation.

ECONOMY AND INTEREST RATES
--------------------------
     Economic news was discouraging in the past six months--a period that will always be remembered for the shattering events of September 11. As corporations worked through excess inventory and capacity, consumer spending decelerated, unemployment rose to 5.7%, and gross domestic product (GDP) declined to an annualized rate of 1.1% in the third quarter. The National Bureau of Economic Research--a group of economists that tracks U.S. business cycles--determined that the economy slipped into a recession in March, exactly 10 years after the 1990-1991 recession.

The following table was depicted as a line graph in the printed material.

                  5-Year             2-Year          Federal Funds
              Treasury Note       Treasury Note       Target Rate
              -------------       -------------       -----------
11/30/2000          5.52              5.71                6.5
                    4.98              5.12                6.5
                    4.77              4.57                5.5
2/28/2001           4.65              4.39                5.5
                    4.56              4.18                5
                    4.88              4.27                4.5
5/31/2001           4.91              4.18                4
                    4.95              4.24                3.75
                    4.53              3.79                3.75
8/31/2001           4.38              3.63                3.5
                    3.8               2.85                3
                    3.47              2.42                2.5
11/30/2001          4.06              2.84                2

     The faltering economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. From the end of 2000 through November 30, the central bank cut the federal funds target rate--the overnight interbank lending rate--10 times, by a total of 450 basis points (100 basis points equal one-percentage point), to 2.0% from 6.5%. (The Fed reduced this key rate a further 25 basis points on December 11, after the close of our reporting period.) Since our last semiannual report a year ago, yields declined across the entire maturity spectrum, but short-term fixed-income securities declined the most. Two-year Treasury yields fell a less precipitous 287 basis points, while intermediate- and long-term Treasuries yields fell far less. The result was a steepening of the Treasury yield curve--a graphic depiction of the yields of bonds with different maturities. Historically, an upwardly sloping yield curve is considered normal and is bullish for the economy and the markets.

PERFORMANCE REVIEW
------------------
     For the 6- and 12-month periods ended November 30, 2001, the Short-Term Bond Fund provided excellent returns of 4.74% and 10.21%, respectively. Our results surpassed the unmanaged Lehman Brothers 1-3 Year U.S. Government/Credit Index and also the Lipper Short Investment-Grade Debt Funds Average. Your fund's six-month performance reflected an increase in net asset value from $4.71 in May to $4.80 at the end of November, and dividends of $0.13 per share.

STRATEGY REVIEW
---------------
PORTFOLIO CHARACTERISTICS
-------------------------
                                         5/31/01      11/30/01
                                         -------      --------
Weighted Average
Maturity (years)                             2.7           2.4
Weighted Average
Effective Duration (years)                   2.2           2.0
Weighted Average Quality *                    AA            AA

*  Based on T. Rowe Price research.

     We attribute our superior relative performance to upgrading the portfolio's average quality, avoiding defaults in the land mine-filled credit markets, maintaining a slightly longer duration than our peer group, and structuring the fund to benefit from the steepening yield curve. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of two years would rise about 2% in price in response to a one-percentage-point drop in interest rates, and vice versa.) In light of the economic shock following September 11, we took steps to improve the portfolio's defensive characteristics. For example, while corporate bonds performed well in the first half of 2001, they suffered amid the uncertainty of the second half. We trimmed our corporate bond and note position to 45% from 48% and focused on the banking and finance sectors which have benefited most from the aggressive Federal Reserve easings.

     Asset-backed securities, star performers earlier in the year, also became a source of uncertainty in the May through November period. We reduced this asset class to 11% of assets from 17%. As part of our effort to upgrade overall portfolio quality, we reinvested the proceeds of these sales in mortgage-backed securities and other U.S. government obligations, which were increased to 37% of net assets from 32%. The overall effect of these shifts did not change the fund's weighted average credit quality, which remained AA. Another important factor contributing to the fund's above-average returns was avoiding the growing number of credit problems in the marketplace. T. Rowe Price's extensive research capabilities helped your fund successfully navigate through the increasingly treacherous corporate bond landscape.

The following table was depicted as a pie chart in the printed material.

AAA     42.71
AA      18.26
A       22.86
BBB     16.17

     Finally, for most of the last six months, the fund maintained a relatively long 2.2-year duration, which averaged about 10% longer than our peer group of short-term bond funds. This slightly more aggressive posture helped the fund attain superior relative performance in this year's declining interest rate environment. However, as the reporting period came to a close and the Fed's easing process appeared to be ending, we started to shorten the duration, to 2.0 years as of November 30.

OUTLOOK
-------
     Although September's terrorist attacks deepened the economy's slide into recession, the Fed's aggressive interest rate cuts, combined with falling oil prices, low-cost auto financing, and a recent tax cut, should set the stage for improved economic performance next year. We believe we are near the end of the Federal Reserve's easing course for this cycle, which should enable interest rates to stabilize and volatility to decline.

     As the economic outlook brightens, the fund will continue to gradually shift back into the higher-yielding corporates and asset-backed sectors it left earlier in the year. The added income generated by the holdings in these sectors should help the fund generate higher compound returns and serve to cushion any price decline if rates rise. In the same vein, we also shortened duration to reduce exposure to interest rate risk.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
December 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------                           Percent of    Percent of
                                                 Net Assets    Net Assets
                                                    5/31/01      11/30/01
                                                    -------      --------
  Corporate Bonds and Notes                            48%           45%
        Banking and Finance                            15            13
        Industrial                                      8             8
        Utilities                                       7             8
        Media and Communications                        7             6
        Consumer Products and Services                  7             6
        Transportation                                  3             3
        All Other                                       1             1
  Asset-Backed Securities                              17            11
  Mortgage-Backed Securities                           18            20
  U.S. Government Obligations                          14            17
        U.S. Treasuries                                 9            13
        Government Agency Obligations                   5             4
  Other Assets Less Liabilities                         1             5
  Short-Term Obligations                                2             2
  Total                                               100%          100%

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a line graph in the printed material.

                  Lehman Brothers 1-3 Year
               U.S. Government/Credit Index     Short-Term Bond Fund
11/30/1991                10000                       10000
11/30/1992                10695                       10645
11/30/1993                11350                       11384
11/30/1994                11436                       11166
11/30/1995                12618                       12075
11/30/1996                13365                       12657
11/30/1997                14164                       13338
11/30/1998                15194                       14224
11/30/1999                15718                       14547
11/30/2000                16802                       15613
11/30/2001                18489                       17207




AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/01                1 Year     3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Short-Term Bond Fund                 10.21%      6.55%      6.33%        5.58%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                         6 Months      Year
                            Ended     Ended
                         11/30/01   5/31/01  5/31/00  5/31/99  5/31/98   5/31/97
NET ASSET VALUE
Beginning of period      $   4.71   $  4.52  $  4.63  $  4.69  $  4.65   $  4.64
Investment activities
  Net investment
  income (loss)              0.13*     0.28*    0.26     0.26     0.27      0.27
  Net realized and
  unrealized gain (loss)     0.09      0.19    (0.11)   (0.06)    0.04      0.01
  Total from
  investment activities      0.22      0.47     0.15     0.20     0.31      0.28
Distributions
  Net investment income     (0.13)    (0.28)   (0.26)   (0.26)   (0.27)   (0.26)
  Tax return of capital          -         -        -        -        -   (0.01)
  Total distributions       (0.13)    (0.28)   (0.26)   (0.26)   (0.27)   (0.27)
NET ASSET VALUE
End of period            $   4.80   $  4.71  $  4.52  $  4.63  $  4.69   $  4.65

RATIOS/SUPPLEMENTAL DATA

Total return^               4.74%*   10.61%*   3.39%    4.23%    6.87%     6.28%
Ratio of total expenses to
average net assets          0.55%+*  0.59%+*   0.72%    0.73%    0.72%     0.74%
Ratio of net investment
income (loss) to average
net assets                  5.38%+*  5.99%+*   5.74%    5.44%    5.82%     5.91%
Portfolio turnover rate     44.1%+   77.6%+#   50.7%    51.6%    73.0%    103.9%
Net assets, end of period
(in thousands)           $ 589,115  $468,633 $286,671 $324,098 $331,955 $373,284

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect from 10/1/00 through 10/1/02.
+    Annualized
# Excludes the effect of the acquisition of Summit Limited-Term Bond Fund's and Short-Term U.S. Government's Fund's assets.

     The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001

PORTFOLIO OF INVESTMENTS
------------------------                            Par/Shares       Value
                                                          In thousands
CORPORATE BONDS AND NOTES  43.7%
Banking and Finance  12.8%
ABN-AMRO Bank, Sr. Sub. Notes, 7.25%, 5/31/05           $     340   $     365
--------------------------------------------------------------------------------
AIG Sunamerica Global Financing, Sr. Notes
     (144a), 7.40%, 5/5/03                                  3,450       3,662
--------------------------------------------------------------------------------
Banco Generale, Sr. Notes, (144a), 7.70%, 8/1/02            2,700       2,728
--------------------------------------------------------------------------------
Bank One, Sr. Notes, 7.625%, 8/1/05                         4,250       4,645
--------------------------------------------------------------------------------
Capital One Bank, Sr. Notes, 6.50%, 7/30/04                 2,500       2,519
--------------------------------------------------------------------------------
Citigroup, Sr. Notes, 6.75%, 12/1/05                        2,500       2,668
--------------------------------------------------------------------------------
Countrywide Home Loan, MTN, 5.25%, 5/22/03                  3,450       3,558
--------------------------------------------------------------------------------
First Union, Sr. Notes, 7.55%, 8/18/05                      4,750       5,191
--------------------------------------------------------------------------------
General Electric Capital, MTN, 7.50%, 5/15/05               3,250       3,577
--------------------------------------------------------------------------------
Heller Financial, Sr. Notes, 6.375%, 3/15/06                3,300       3,510
--------------------------------------------------------------------------------
International Lease Finance, MTN, 5.50%, 6/7/04             5,250       5,339
--------------------------------------------------------------------------------
J. P. Morgan Chase, Sr. Sub Notes, 6.25%, 1/15/06           4,500       4,681
--------------------------------------------------------------------------------
Kansallis Osake Pankki, Sr. Sub. Notes, 10.00%, 5/1/02        325         330
--------------------------------------------------------------------------------
Lehman Brothers, 7.375%, 5/15/04                            4,675       5,030
--------------------------------------------------------------------------------
Marsh & McLennan, Sr. Notes, 6.625%, 6/15/04                3,700       3,926
--------------------------------------------------------------------------------
MBNA, Sr. Sub. Notes, 7.25%, 9/15/02                        2,815       2,890
--------------------------------------------------------------------------------
Merrill Lynch
     Sr. Notes
          6.00%, 11/15/04                                   4,400       4,609
--------------------------------------------------------------------------------
          7.00%, 3/15/06                                      225         242
--------------------------------------------------------------------------------
Midland Bank, Sr. Sub. Notes, 7.625%, 6/15/06               4,300       4,727
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter, Sr. Notes, 6.10%, 4/15/06       3,400       3,529
--------------------------------------------------------------------------------
PHH, MTN, 8.125%, 2/3/03                                    3,500       3,630
--------------------------------------------------------------------------------
Phoenix Home Life Insurance, (144a), 6.95%, 12/1/06         1,000       1,030
--------------------------------------------------------------------------------
Provident Bank, Sr. Sub. Notes, 7.125%, 3/15/03             1,725       1,757
--------------------------------------------------------------------------------
Salomon Smith Barney, Sr. Notes, 7.30%, 5/15/02             1,000       1,021
--------------------------------------------------------------------------------
Union Planters, Sr. Sub. Notes, 6.25%, 11/1/03                160         166
--------------------------------------------------------------------------------
                                                                       75,330
--------------------------------------------------------------------------------
Consumer Products and Services  5.7%
Eastman Kodak, Sr. Notes, 6.375%, 6/15/06                   1,760       1,737
--------------------------------------------------------------------------------
Federated Department Stores,Sr. Notes,8.125%,10/15/02       4,250       4,415
--------------------------------------------------------------------------------
Grand Metropolitan Investment, Sr. Notes
          Zero Coupon, 1/6/04                               3,675       3,390
--------------------------------------------------------------------------------
Kellogg, 5.50%, 4/1/03                                  $   3,000   $   3,079
--------------------------------------------------------------------------------
Kraft Foods, Sr. Notes, 4.625%, 11/1/06                     3,850       3,806
--------------------------------------------------------------------------------
McCormick, Sr. Notes, 6.40%, 2/1/06                         3,000       3,101
--------------------------------------------------------------------------------
Nabisco, Sr. Notes, 6.125%, 2/1/03                            260         268
--------------------------------------------------------------------------------
Sears Roebuck Acceptance, 6.75%, 9/15/05                    4,500       4,663
--------------------------------------------------------------------------------
Sony, 6.125%, 3/4/03ss.                                     2,300       2,374
--------------------------------------------------------------------------------
Viacom, Sr. Notes, 6.40%, 1/30/06                           1,940       2,024
--------------------------------------------------------------------------------
Wal-Mart, Sr. Notes, 6.55%, 8/10/04                         4,425       4,735
--------------------------------------------------------------------------------
                                                                       33,592
--------------------------------------------------------------------------------
Energy  0.7%
PDV America, Sr. Notes, 7.875%, 8/1/03                      1,605       1,663
--------------------------------------------------------------------------------
YPF Sociedad Anonima, Sr. Notes, 7.25%, 3/15/03             2,590       2,529
--------------------------------------------------------------------------------
                                                                        4,192
--------------------------------------------------------------------------------
Industrials  8.4%
Boeing Capital, Sr. Notes, 7.10%, 9/27/05                   4,250       4,499
--------------------------------------------------------------------------------
Brascan Limited, Sr. Notes, 7.375%, 10/1/02                 4,635       4,729
--------------------------------------------------------------------------------

Caterpillar Financial Services,
     Sr. Notes, 6.875%, 8/1/04                              3,500       3,725
--------------------------------------------------------------------------------
DaimlerChrysler, 6.90%, 9/1/04                              3,250       3,355
--------------------------------------------------------------------------------
Ford Motor Credit, 6.875%, 2/1/06                           1,725       1,771
--------------------------------------------------------------------------------
GMAC, 7.50%, 7/15/05                                        3,400       3,560
--------------------------------------------------------------------------------
Hutchison Whampoa Finance,
     Sr. Notes, (144a), 6.95%, 8/1/07ss.                    4,500       4,700
--------------------------------------------------------------------------------
Parker Hannifin, 5.65%, 9/15/03                               250         258
--------------------------------------------------------------------------------
Praxair
     Sr. Notes
          6.15%, 4/15/03                                    2,555       2,643
--------------------------------------------------------------------------------
          6.85%, 6/15/05                                    1,500       1,574
--------------------------------------------------------------------------------
Raytheon, 6.45%, 8/15/02                                    4,250       4,348
--------------------------------------------------------------------------------
Toyota Motor Credit, Sr. Notes, 5.625%, 11/13/03            3,250       3,392
--------------------------------------------------------------------------------
Tyco, 5.875%, 11/1/04                                       3,450       3,554
--------------------------------------------------------------------------------
United Technologies, Sr. Notes, 6.625%, 11/15/04            3,250       3,455
--------------------------------------------------------------------------------
Waste Management, Sr. Notes, 6.625%, 7/15/02                2,660       2,706
--------------------------------------------------------------------------------
Weyerhaeuser, 6.00%, 8/1/06                                 1,350       1,368
--------------------------------------------------------------------------------
                                                                       49,659
--------------------------------------------------------------------------------
Media and Communications  5.8%
360 Communications, Sr. Notes, 7.125%, 3/1/03               3,250       3,370
--------------------------------------------------------------------------------
Bellsouth, 5.00%, 10/15/06ss.                               5,200       5,198
--------------------------------------------------------------------------------
British Telecom, 7.625%, 12/15/05                           4,400       4,768
--------------------------------------------------------------------------------
MCI Communciations, Sr. Notes, 7.50%, 8/20/04               4,750       5,007
--------------------------------------------------------------------------------
SBC Communications, Sr. Notes, 5.75%, 5/2/06            $   4,750   $   4,916
--------------------------------------------------------------------------------
Sprint Capital, Sr. Notes, 5.70%, 11/15/03                  3,140       3,205
--------------------------------------------------------------------------------
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05                4,000       4,261
--------------------------------------------------------------------------------
US West Communications, 7.20%, 11/1/04                      3,500       3,605
--------------------------------------------------------------------------------
                                                                       34,330
--------------------------------------------------------------------------------

Transportation  2.6%
Amerco, Sr. Notes, 8.80%, 2/4/05                            2,000       2,006
--------------------------------------------------------------------------------
ERAC USA Finance, Sr. Notes, (144a), 6.375%, 5/15/03        2,175       2,221
--------------------------------------------------------------------------------
GATX Capital, Sr. Notes, 6.875%, 11/1/04                    1,725       1,466
--------------------------------------------------------------------------------
Norfolk Southern
     Sr. Notes
          6.95%, 5/1/02                                     2,250       2,288
--------------------------------------------------------------------------------
          7.875%, 2/15/04                                     125         134
--------------------------------------------------------------------------------
Southwest Airlines, 8.75%, 10/15/03                         2,100       2,228
--------------------------------------------------------------------------------
Union Pacific, 5.84%, 5/25/04                               4,500       4,643
--------------------------------------------------------------------------------
                                                                       14,986
--------------------------------------------------------------------------------
Utilities  7.7%
Alabama Power, Sr. Notes, 5.49%, 11/1/05                    4,250       4,263
--------------------------------------------------------------------------------
American Electric Power, Sr. Notes, 6.125%, 5/15/06         3,755       3,855
--------------------------------------------------------------------------------
CE Electric UK Funding,
     Sr. Notes, (144a), 6.853%, 12/30/04                    2,370       2,459
--------------------------------------------------------------------------------
DTE Energy, Sr. Notes, 6.00%, 6/1/04                        4,500       4,644
--------------------------------------------------------------------------------
Energy East, Sr. Notes, 5.75%, 11/15/06                     5,000       4,885
--------------------------------------------------------------------------------
Firstenergy Corporation, Sr. Notes, 5.50%, 11/15/06         5,250       5,199
--------------------------------------------------------------------------------
National Rural Utilities, 5.00%, 10/1/02                    4,450       4,536
--------------------------------------------------------------------------------
Niagara Mohawk Power, Sr. Notes, 5.375%, 10/1/04            5,000       4,988
--------------------------------------------------------------------------------
Sempra Energy, Sr. Notes, 6.80%, 7/1/04                     4,300       4,440
--------------------------------------------------------------------------------
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                 3,250       3,367
--------------------------------------------------------------------------------
Williams, Sr. Notes, 6.125%, 2/15/02                        2,740       2,753
--------------------------------------------------------------------------------
                                                                       45,389
--------------------------------------------------------------------------------
Total Corporate Bonds and Notes (Cost  $250,041)                      257,478
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES  10.9%
BMW Vehicle Owner Trust, 6.54%, 4/25/04                     2,200       2,267
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust
          3.75%, 5/15/08                                    1,400       1,379
--------------------------------------------------------------------------------
          3.80%, 5/15/08                                    2,100       2,065
--------------------------------------------------------------------------------
CIT RV Trust
          6.09%, 2/15/12                                $   4,250   $   4,350
--------------------------------------------------------------------------------
          6.35%, 4/15/11                                    1,500       1,566
--------------------------------------------------------------------------------
Comed Transitional Funding Trust, 5.44%, 3/25/07            4,530       4,694
--------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, 5.90%, 5/25/06      3,200       3,326
--------------------------------------------------------------------------------
Dealer Auto Receivables Trust, 7.07%, 5/17/04               4,550       4,685
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, 6.40%, 10/15/02                 287         288
--------------------------------------------------------------------------------
Harley Davidson Eaglemark
           5.29%, 1/15/09                                   3,259       3,333
--------------------------------------------------------------------------------
           5.94%, 2/15/04                                     232         234
--------------------------------------------------------------------------------
John Deere Owner Trust, 3.78%, 9/15/08                      5,175       5,090
--------------------------------------------------------------------------------
MBNA Credit Card Trust
          5.75%, 10/15/08                                   4,675       4,861
--------------------------------------------------------------------------------
          6.60%, 4/16/07                                   11,475      12,161
--------------------------------------------------------------------------------
          7.58%, 11/15/01                                   3,000       2,988
--------------------------------------------------------------------------------
          7.90%, 7/16/07                                      250         268
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust
          6.72%, 8/16/04                                    4,350       4,538
--------------------------------------------------------------------------------
          7.17%, 8/16/04                                    1,000       1,053
--------------------------------------------------------------------------------
Peco Energy Transition Trust, 6.45%, 3/1/06                   280         281
--------------------------------------------------------------------------------
WFS Financial Owner Trust, 7.41%, 9/20/07                   4,450       4,796
--------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost  $62,560)                          64,223
--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 13.6%
U.S. Government Agency Obligations  11.0%
Federal Home Loan Mortgage
          6.50%, 9/1/02 - 5/1/05                            1,430       1,441
--------------------------------------------------------------------------------
          9.00%, 2/1 - 7/1/02                                   7           7
--------------------------------------------------------------------------------
          9.50%, 9/1/02                                         7           7
--------------------------------------------------------------------------------
          10.00%, 11/1/02 - 10/1/05                            62          64
--------------------------------------------------------------------------------
     CMO
          5.75%, 6/15/10 - 6/15/23                          5,955       6,190
--------------------------------------------------------------------------------
          6.00%, 1/15/08 - 1/15/26                         23,377      24,049
--------------------------------------------------------------------------------
          6.35%, 3/15/31                                      390         400
--------------------------------------------------------------------------------
          6.50%, 4/15/21 - 6/12/26                          8,400       8,758
--------------------------------------------------------------------------------
     PTC, 10.75%, 12/1/09                                      64          70
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
          5.50%, 11/1/05                                $       3   $       3
--------------------------------------------------------------------------------
          6.00%, 7/1/13 - 11/1/16                           5,067       5,137
--------------------------------------------------------------------------------
          7.00%, 6/1 - 9/1/03                               1,713       1,737
--------------------------------------------------------------------------------
          9.00%, 5/1/05                                       693         731
--------------------------------------------------------------------------------
     ARM
          5.224%, 5/1/17 - 8/1/20                             222         225
--------------------------------------------------------------------------------
          5.25%, 6/1 - 7/1/18                                  76          77
--------------------------------------------------------------------------------
          5.35%, 3/1/18                                        15          15
--------------------------------------------------------------------------------
          5.356%, 12/1/16 - 7/1/27                            360         366
--------------------------------------------------------------------------------
          5.367%, 3/1/20                                       42          43
--------------------------------------------------------------------------------
          5.398%, 5/1/24                                       67          68
--------------------------------------------------------------------------------
          5.495%, 3/1/19                                        5           6
--------------------------------------------------------------------------------
          5.524%, 11/1/20 - 5/1/31                            188         191
--------------------------------------------------------------------------------
          5.555%, 1/1/19                                      531         544
--------------------------------------------------------------------------------
          6.00%, 11/1/17                                       28          29
--------------------------------------------------------------------------------
          6.43%, 11/1/21                                      117         119
--------------------------------------------------------------------------------
          6.817%, 10/1/14                                       9           9
--------------------------------------------------------------------------------

     CMO
          6.00%, 11/18/17                                   4,323       4,425
--------------------------------------------------------------------------------
          6.50%, 7/25/16                                      316         327
--------------------------------------------------------------------------------
          7.00%, 8/25/20                                    2,037       2,089
--------------------------------------------------------------------------------
          9.00%, 1/25/08                                    4,759       5,111
--------------------------------------------------------------------------------
     Principal Only, 10/25/03                               2,372       2,265
--------------------------------------------------------------------------------
                                                                       64,503
--------------------------------------------------------------------------------
U.S. Government Guaranteed Obligations  2.6%
Government National Mortgage Assn.
     I
          7.00%, 9/15/12 - 12/15/13                        11,961      12,545
--------------------------------------------------------------------------------
          8.00%, 5/15/07                                      326         342
--------------------------------------------------------------------------------
          8.50%, 2/15/05 - 3/15/06                            145         152
--------------------------------------------------------------------------------
          9.00%, 11/15/02 - 2/15/06                           134         142
--------------------------------------------------------------------------------
          9.50%, 8/15/03 - 4/15/05                             30          31
--------------------------------------------------------------------------------
          10.00%, 11/15/09 - 10/15/21                         200         225
--------------------------------------------------------------------------------
          10.50%, 11/15/15                                     95         108
--------------------------------------------------------------------------------
          11.50%, 3/15/10 - 12/15/15                          981       1,119
--------------------------------------------------------------------------------
     II
          10.00%, 10/20/20                                     38          42
--------------------------------------------------------------------------------
     GPM, I
          9.50%, 8/15 - 10/15/09                        $       2   $       2
--------------------------------------------------------------------------------
          11.00%, 8/15/10                                      48          54
--------------------------------------------------------------------------------
          11.25%, 7/15 - 8/15/13                              128         145
--------------------------------------------------------------------------------
          11.75%, 8/15/13 - 10/15/15                          357         402
--------------------------------------------------------------------------------
     GPM, II, 11.00%, 9/20/13 - 4/20/14                         4           5
--------------------------------------------------------------------------------
     Midget, I, 10.00%, 7/15 - 10/15/04                       108         112
--------------------------------------------------------------------------------
                                                                       15,426
--------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
     Securities (Cost  $78,069)                                        79,929
--------------------------------------------------------------------------------

U.S.=GOVERNMENT=OBLIGATIONS/AGENCIES 17.3%
U.S. Government Agency Obligations  4.4%
Federal Home Loan Bank, 5.75%, 7/15/03                     17,000      17,783
--------------------------------------------------------------------------------
Federal Home Loan Mortgage, 5.50%, 5/15/02                    500         507
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
          5.25%, 1/15/03                                    3,250       3,354
--------------------------------------------------------------------------------
          5.50%, 2/15/06                                    4,450       4,644
--------------------------------------------------------------------------------
                                                                       26,288
--------------------------------------------------------------------------------
U.S. Treasury Obligations  12.9%
U.S. Treasury Bonds, 10.75%, 2/15/03                        4,500       4,955
--------------------------------------------------------------------------------
U.S. Treasury Notes
          4.625%, 5/15/06                                  22,000      22,583
--------------------------------------------------------------------------------
          5.25%, 5/15/04                                    9,000       9,457
--------------------------------------------------------------------------------
          5.75%, 11/30/02                                  11,850      12,291
--------------------------------------------------------------------------------
          5.875%, 11/15/04                                 15,200      16,243
--------------------------------------------------------------------------------
          6.375%, 8/15/02                                  10,000      10,323
--------------------------------------------------------------------------------
                                                                       75,852
--------------------------------------------------------------------------------
Total U.S. Government Obligations/
     Agencies (Cost  $99,442)                                         102,140
--------------------------------------------------------------------------------
NON-U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  6.8%
Fifth Third Mortgage Loan Trust, 6.75%, 10/18/30            1,976       1,995
--------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities
     CMO, 6.15%, 5/15/35                                    3,645       3,792
--------------------------------------------------------------------------------
Great Western Bank, CMO, 6.052%, 11/15/26                     555         521
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust, 4.612%, 11/25/31                   5,250       5,245
--------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, CMO
           6.41%, 8/15/07                               $   3,880   $   4,065
--------------------------------------------------------------------------------

Mellon Residential Funding, 5.945%, 2/25/11                   575         592
--------------------------------------------------------------------------------
Money Store Home Equity Trust, 6.575%, 1/15/39              4,554       4,731
--------------------------------------------------------------------------------
Prudential Securities Secured Financing, CMO
           6.074%, 1/15/08                                    960         991
--------------------------------------------------------------------------------
Ryland Mercury Savings Trust, 6.029%, 10/15/08                 76          76
--------------------------------------------------------------------------------
Saxon Asset Securities Trust, 6.73%, 2/25/27                4,046       4,276
--------------------------------------------------------------------------------
Sovereign Bank Home Equity Loan Trust
          6.96%, 4/25/03                                    3,643       3,716
--------------------------------------------------------------------------------
          7.25%, 2/25/15                                      350         372
--------------------------------------------------------------------------------
Washington Mutual, CMO
          5.63%, 9/25/31                                    5,000       5,081
--------------------------------------------------------------------------------
          5.997%, 2/25/11                                   4,500       4,568
--------------------------------------------------------------------------------
Total Non-U.S. Government Mortgage-Backed
     Securities (Cost  $38,936)                                        40,021
--------------------------------------------------------------------------------

Municipal  0.0%
University of Miami, 6.90%, 4/1/04 (MBIA Insured)              50          53
--------------------------------------------------------------------------------
Total Municipal  (Cost  $50)                                               53
--------------------------------------------------------------------------------

Money Market Funds  2.4%
T. Rowe Price Reserve Investment Fund, 2.70% #             14,054      14,053
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $14,053)                                14,053

94.7% of Net Assets (Cost  $543,151)                                $ 557,897

FUTURES CONTRACTS                        Contract    Contract  Unrealized
                                         Expiration  Value     Gain (Loss)
                                         ----------  -----     -----------
                                                           In thousands
Long, 5 five year U.S. Treasury Note
contracts $6,000 of U.S. Treasury Notes
pledged as initial margin                12/01      $  541       $  6
Net payments (receipts) of
variation margin to date                                           (5)
Variation margin receivable (payable) on open
futures contracts                                                          1

Other Assets Less Liabilities                                         31,217

NET ASSETS                                                   $       589,115

     #  Seven-day yield
     *  Non-income producing
     ss.  All or a portion of this security is on loan at November 30, 2001 -
        See Note 2
   (1)  Security valued by the Fund's Board of Directors
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2.9% of net assets
   ARM  Adjustable Rate Mortgage
   CMO  Collateralized Mortgage Obligation
   GPM  Graduated Payment Mortgage
  MBIA  Municipal Bond Investors Assurance Corp.
   MTN  Medium-Term Note
   PTC  Pass-Through Certificates
 REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2001

STATEMENT OF ASSETS AND LIABILITIES                                In thousands

  Assets
  Investments in securities, at value (cost $543,151)               $  557,897
  Securities lending collateral                                          2,042
  Other assets                                                          36,824
  Total assets                                                         596,763
  Liabilities

  Obligation to return securities lending collateral                     2,042
  Other liabilities                                                      5,606
  Total liabilities                                                      7,648

  NET ASSETS                                                        $  589,115
  Net Assets Consist of:
  Undistributed net investment income (loss)                        $   (1,773)
  Undistributed net realized gain (loss)                               (44,122)
  Net unrealized gain (loss)                                            14,752
  Paid-in-capital applicable to 122,761,518 shares of
  $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                      620,258

  NET ASSETS                                                        $  589,115

  NET ASSET VALUE PER SHARE                                         $     4.80

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                      6 Months
                                                                         Ended
                                                                      11/30/01
  Investment Income (Loss)
  Income
    Interest                                                        $ 15,224
    Securities lending                                                    25
    Total income                                                      15,249
  Expenses
    Investment management                                                821
    Shareholder servicing                                                454
    Custody and accounting                                                72
    Prospectus and shareholder reports                                    32
    Registration                                                          17
    Directors                                                              9
    Legal and audit                                                        7
    Proxy and annual meeting                                               2
    Miscellaneous                                                          2
    Total expenses                                                     1,416
    Expenses paid indirectly                                             (10)
    Net expenses                                                       1,406
  Net investment income (loss)                                        13,843
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                         2,326
    Futures                                                                5
    Net realized gain (loss)                                           2,331
  Change in net unrealized gain (loss)
    Securities                                                         6,614
    Futures                                                                6
    Change in net unrealized gain (loss)                               6,620
  Net realized and unrealized gain (loss)                              8,951

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                            $ 22,794

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                         6 Months        Year
                                                            Ended       Ended
                                                         11/30/01     5/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                           $ 13,843    $ 23,613
  Net realized gain (loss)                                  2,331       1,653
  Change in net unrealized gain (loss)                      6,620      15,324
  Increase (decrease) in net assets from operations        22,794      40,590
Distributions to shareholders
  Net investment income                                   (13,937)    (23,613)
Capital share transactions *
  Shares sold                                             171,408     154,697
  Shares issued in connection with fund acquisition             -     156,600
  Distributions reinvested                                 12,608      21,034
  Shares redeemed                                         (72,391)   (167,346)
  Increase (decrease) in net assets from capital
  share transactions                                      111,625     164,985
Net Assets
Increase (decrease) during period                         120,482     181,962
Beginning of period                                       468,633     286,671
End of period                                            $589,115    $468,633

*Share information
  Shares sold                                              35,850      33,372
  Shares issued in connection with fund acquisition             -      34,118
  Distributions reinvested                                  2,638       4,525
  Shares redeemed                                         (15,156)    (36,048)
  Increase (decrease) in shares outstanding                23,332      35,967

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $186,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended November 30, 2001, the effect of this change was to decrease net investment income by $85,000 ($0.001 per share), increase net realized gain/loss on securities by $39,000, and increase net unrealized gain/loss on securities by $46,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended November 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At November 30, 2001, the value of loaned securities was $1,927,000; aggregate collateral consisted of $2,042,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $146,735,000 and $97,683,000, respectively, for the six months ended November 30, 2001. Purchases and sales of U.S. government securities aggregated $38,287,000 and $10,091,000, respectively, for the six months ended November 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of November 30, 2001, the fund had $46,367,000 of capital loss carryforwards, which included $2,820,000 from the acquisition of T. Rowe Price Summit-Limited Term Bond Fund, and $7,884,000 from the acquisition of T. Rowe Price Short-Term U.S. Government Fund. Of the total, $6,040,000 expires in 2002, $20,817,000 in 2003, and $19,510,000 thereafter through 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2001, the cost of investments for federal income tax purposes was $543,384,000. Net unrealized gain aggregated $14,513,000 at period-end, of which $15,573,000 related to appreciated investments and $1,060,000 to depreciated investments.

NOTE 4 - AQUISITION
-------------------
     On November 1, 2000, the Short-Term Bond Fund acquired substantially all of the assets of T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Short-Term U.S. Government Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by shareholders of the acquired funds on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 7,708,209 shares of Short-Term Bond Fund (with a value of $35,381,000) for the 7,897,473 shares of T. Rowe Price Summit Limited-Term Bond Fund outstanding at the merger date; an additional 26,409,509 shares of Short-Term Bond Fund (with a value of $121,219,000) were exchanged for the 26,583,256 shares of T. Rowe Price Short-Term U.S. Government Fund outstanding at that date. The net assets of the acquired funds at the merger date, which collectively included $10,704,000 of accumulated net realized loss, $1,028,000 of net unrealized loss, and no accumulated net investment income/loss. At the merger date, the net assets of the acquired funds were combined with those of Short-Term Bond Fund, resulting in aggregate net assets of $460,097,000.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $138,000 was payable at November 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through May 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through May 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $685,000 of management fees were not accrued by the fund for the six months ended November 30, 2001. At November 30, 2001, unaccrued fees in the amount of $685,000 remain subject to reimbursement by the fund through May 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $418,000 for the six months ended November 30, 2001, of which $94,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2001, totaled $437,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price Short-Term Bond Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:            66,682,468.981
 Withhold:                1,627,446.234
 Total:                  68,309,915.215

William T. Reynolds
 Affirmative:            66,737,024.569
 Withhold:                1,572,890.646
 Total:                  68,309,915.215

Calvin W. Burnett
 Affirmative:            66,566,267.724
 Withhold:                1,743,647.491
 Total:                  68,309,915.215

Anthony W. Deering
 Affirmative:            66,716,912.549
 Withhold:                1,593,002.666
 Total:                  68,309,915.215

Donald W. Dick, Jr.
 Affirmative:            66,695,328.957
 Withhold:                1,614,586.258
 Total:                  68,309,915.215

David K. Fagin
 Affirmative:            66,728,410.816
 Withhold:                1,581,504.399
 Total:                  68,309,915.215

F. Pierce Linaweaver
 Affirmative:            66,650,592.182
 Withhold:                1,659,323.033
 Total:                  68,309,915.215

Hanne M. Merriman
 Affirmative:            66,706,506.893
 Withhold:                1,603,408.322
 Total:                  68,309,915.215

John G. Schreiber
 Affirmative:            66,735,694.343
 Withhold:                1,574,220.872
 Total:                  68,309,915.215

Hubert D. Vos
 Affirmative:            66,676,169.141
 Withhold:                1,633,746.074
 Total:                  68,309,915.215

Paul M. Wythes
 Affirmative:            66,651,184.866
 Withhold:                1,658,730.349
 Total:                  68,309,915.215

James S. Riepe
 Affirmative:            66,739,010.024
 Withhold:                1,570,905.191
 Total:                  68,309,915.215

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS+
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*

     For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. ** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                       F55-051  11/30/01